Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0. 01 per share, of Townsquare Media, Inc. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: August 8, 2014

OCM POF IV AIF GAP HOLDINGS, L.P.

By: OCM/GAP Holdings IV, Inc.
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P.

By: Oaktree Fund AIF Series, L.P. – Series D and Oaktree Fund AIF Series, L.P. – Series I
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OCM/GAP HOLDINGS IV, INC.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P.

By: Oaktree Fund AIF Series, L.P. - Series B
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. -
SERIES I, SERIES D AND SERIES B

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OAKTREE FUND GP AIF, LLC

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

2

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

OAKTREE FUND GP III, L.P

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

OAKTREE AIF INVESTMENTS, L.P.

By: Oaktree AIF Holdings, Inc.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

OAKTREE AIF HOLDINGS, INC.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

3

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

4

FIVEWIRE MEDIA VENTURES LLC

By:	/s/Steven Price
Name: Steven Price
Title: President

5

By:	/s/Steven Price
Name: Steven Price

6

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein

7

By:	/s/ Alex Berkett
Name: Alex Berkett

8

By:	/s/ Dhruv Prasad
Name: Dhruv Prasad

9

By:	/s/ Scott Schatz
Name: Scott Schatz

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